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Summary Prospectus

TCW International Small Cap Fund

I Share Class – TGICX N Share Class – TGNIX

February 28, 2012

Before you invest, you may want to review the Fund’s Prospectus which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.tcwfunds.com.

You can also get this information at no cost by calling 800 386 3829 or by sending an email request to contact@tcw.com.

The Fund’s current Prospectus and Statement of Additional Information, both dated February 28, 2012, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TCW-ISF_0212

Investment Objective

The Fund’s investment objective is to seek long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.75%	0.94%
Total annual fund operating expenses	1.60%	1.94%
Fee Waiver [and/or Expense Reimbursement][1]	0.16%	0.50%
Net Expenses[1]	1.44%	1.44%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$147	$489	$856	$1,887
N	$147	$561	$1,001	$2,224

[1]

The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest and acquired fund fees and expenses, if any) to 1.44% of average daily net assets. This contractual fee waiver/expense reimbursement is for the period March 1, 2012 through February 28, 2013. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating expenses or in the Example, affect the Fund’s performance. During the fiscal period February 28, 2011, through October 31, 2011, the Fund’s portfolio turnover rate (annualized) was 86.04% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest (except when maintaining a temporary defensive position) in equity securities of small capitalization companies that are domiciled outside the United States or whose primary business operations are outside the United States. Small capitalization companies are companies with a market capitalization (share price multiplied by number of shares outstanding) of $6 billion or less at time of investment and the Fund is not required to sell a security if its market capitalization appreciates above $6 billion. Equity securities include common and preferred stocks; securities convertible into common or preferred stocks such as convertible bonds and debentures; rights or warrants to purchase common or preferred stocks; American Depository Receipts (ADRs); Global Depository Receipts (GDRs); and other securities with equity characteristics. The Fund normally invests at least 80% of its net assets in equity securities of small capitalization companies. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change.

In selecting securities, the Fund’s portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development as well as its position in the industry. In selecting the Fund’s investments, the portfolio manager considers factors which may include one or more of the following:

•	companies with businesses that are entering into a growth cycle

•	companies with accelerating earnings growth or cash flow whose stock is selling at a reasonable valuation

•	companies that enjoy a strong competitive position in their industry

Summary Prospectus

•	companies with a strong management team

•	companies that demonstrate an ability to take advantage of business opportunities

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends considered include but are not limited to: rising domestic demand, new technologies, a country’s and a global or local industry cycle. Trends that are considered may change over time.

The Fund may invest in companies that are not currently generating cashflow, but are expected to do so in the future in the portfolio manager’s opinion.

The Fund may invest in derivatives such as options, futures, foreign currency futures and forward contracts. These practices may be used to hedge the Fund’s portfolio as well as for investment purposes; however, such practices may reduce returns or increase volatility.

Portfolio securities may be sold when the Fund’s portfolio manager perceives deterioration in the fundamentals of the issuer, the portfolio manager believes there are negative macro geo-political considerations that may affect the issuer, the portfolio manager determines to take advantage of a better investment opportunity or the security has reached its price target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies, and the economic and political climates where investments are made.

•

foreign currency risk: the risk that the value of the Fund’s investment denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

•	emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging market countries as compared to developed countries.

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•

small and mid-capitalization company risk: the risk that the stock performance of small and mid-capitalization companies can be more volatile than the stock performance of large capitalization companies and they face a greater risk of business failure which increases the risk of loss to the Fund.

•

investment style risk: the risk that the particular style or set of styles that the investment adviser primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•

derivatives risk: the risk of investing in derivative instrument, including liquidity, interest rate, market and management risks, mispricing or improper value. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than principal amount invested.

•

leveraging risk: the risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended result.

•

globalization risk: the risk that the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

insurer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as mangement performance, financial leverage and reduced demand for the issuer’s goods or services

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s securities and the Fund may have to sell at a lower price or may not be able to sell the security at all, each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Investment Results

Because the Fund has not been in operation for one year, it has no investment results. Updated information on the Fund’s investment results can be obtained by visiting www.tcwfunds.com.

Investment Advisor

TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund.

Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Rohit Sah	1 year (Since inception of fund)	Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for the Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund, Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for all Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

Tax Information

If your shares are not held in a tax-deferred account Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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